METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND Investor Class MPYMX	Summary Prospectus January 24, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, each dated January 24, 2011, are incorporated by reference into this summary prospectus.

 INVESTMENT OBJECTIVE:

The Fund seeks long-term capital appreciation.

 FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Other Expenses	0.75%
Total Annual Fund Operating Expenses[1]	1.50%

[1] Metzler/Payden LLC (“Metzler/Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the total Annual fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 1.50%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its long-term holdings. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely the Fund’s portfolio turnover rate will continue to exceed 100%.

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 PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests at least 80% of its total assets in the equity securities of issuers, regardless of their level of capitalization, that are organized or headquartered in, or that derive at least approximately 20% of their revenue from, European emerging market countries, including but not limited to Hungary, the Czech Republic, Poland, the states of the former Yugoslavia, Bulgaria, Romania, Turkey, the Baltic countries, Russia and the former Soviet Republic countries located in Europe.

ª	The Fund invests in the equity securities of companies that have the potential for above average long-term growth. Essential elements of the selection process include evaluation of macroeconomic factors in each country combined with political conditions, foreign exchange fluctuations and tax considerations. The investment process includes a proprietary quantitative bottom-up based model that screens and ranks stocks in a specific country based on such indicators as price/earnings ratio, earnings profile, price to book ratio, price to cash flow and dividend yield. The Fund’s adviser, Metzler/Payden, then performs in-depth qualitative research on the top-ranked names. This may involve, among other things, on-site company visits, management interviews and valuation of corporate earnings estimates. Securities are sold when deemed appropriate by Metzler/Payden and consistent with the Fund’s investment objectives and policies.

ª	The Fund invests in securities that trade and pay dividends in euros and other foreign currencies. The Fund may adjust its exposure to any particular currency, but is not required to do so. In making any such adjustment, Metzler/Payden will do so based on fundamental economic analysis, incorporating central bank studies and technical analysis.

ª	The Fund is “non-diversified,” which means that Metzler/Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

 PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Finally, fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª	Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than that of larger, more mature companies. As a result, the Fund’s price may experience greater price fluctuation.

ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Nomura Central and East European Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from

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those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the eight-year period, the Fund’s best quarter was 2ndQ 2009 (51.28%) and the worst quarter was 4thQ 2008 (−45.72%).

			Inception
Average Annual Returns Through 12/31/10	1 Year	5 Years	(12/31/02)

Metzler/Payden European Emerging Markets Fund
Before Taxes	15.06%	7.81%	20.52%
After Taxes on Distributions	15.06%	6.85%	18.55%
After Taxes on Distributions and Sale of Fund Shares	9.79%	6.31%	17.32%

Nomura Central and East European Index	10.51%	5.33%	18.72%
(The returns for the index are before any deduction for taxes, fees or expenses.)

 MANAGEMENT:

Investment Adviser. Metzler/Payden LLC is the Fund’s investment adviser.

Portfolio Manager. Markus Brueck is the senior portfolio manager for the Fund and has managed the Fund since it opened. Simone Beer has also been a portfolio manager for the Fund since 2007.

 PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may purchase or redeem shares by contacting the Fund, in writing at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

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 TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax deferred amounts may be subject to tax later.

 PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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